UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2022

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PETV	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	PETVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided under Item 5.07 herein is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting Voting Results

PetVivo Holdings, Inc. (the “Company”) held its Annual Meeting on March 4, 2022. As of the close of business on January 10, 2022, the record date for the Annual Meeting (the “Record Date”), there were 9,757,728 shares of Company common stock outstanding and entitled to vote at the Annual Meeting. Each share of Company common stock was entitled to one (1) vote. Stockholders holding an aggregate of 5,141,035 shares of Company common stock entitled to vote at the Annual Meeting, representing 52.63% of the outstanding shares of Company common stock as of the Record Date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered the proposals listed below, each of which is described in more detail in the Company’s definitive proxy statement (“Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on January 18, 2022.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 -	Election of Directors. The director nominees proposed by the Board of Directors of the Company (the “Board”) were elected to serve as members of the Board until the next annual meeting of stockholders and until their successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
John Lai	2,858,265	731,378	—
Robert Rudelius	2,790,733	798,910	—
David Deming	3,534,460	55,183	—
Joseph Jasper	2,790,733	798,910	—
Scott Johnson	3,567,043	22,600	—
James Martin	3,534,460	55,183	—
Gregory Cash	2,669,172	920,471	—

Proposal No. 2-	Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accounting firm for the year ending March 31, 2022, was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,124,779	5,015	11,241	—

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Proposal No. 3-	Advisory Vote on Say on Pay. The Company conducted an advisory vote on executive compensation, as described in the Proxy Statement. This proposal was approved and the final voting results for the Say on Pay vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,529,655	52,101	7,887	1,551,392

Proposal No. 4-	Advisory Vote on Frequency of Say on Pay. The Company conducted an advisory vote on how frequently the stockholders would like to provide the advisory Say on Pay vote. The alternatives were for every year, every other year, or every third year. The stockholders approved, on a non-binding and advisory basis, holding the advisory vote on compensation paid to the Company’s executive officers every three years. The final voting results for the frequency of the Say on Pay were as follows:

Every Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes
1,026,819	338,304	2,217,080	7,440	1,551,392

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: March 8, 2022	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer

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